UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06044

Morgan Stanley European Equity Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2010

Date of reporting period:	April 30, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley European Equity Fund Inc. performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended April 30, 2010

Total Return for the 6 Months Ended April 30, 2010
Class A	Class B	Class C	Class I	Class R	Class W	Morgan Stanley Capital International (MSCI) Europe Index[1]	Lipper European Region Funds Index[2]
–0.49%	–0.49%	–0.90%	–0.38%	–0.66%	–0.57%	–0.20%	3.29%

The performance of the Fund's six share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Because Class B shares incurred lower expenses under the 12b-1 fee Plan than did Class A shares for the six months ended April 30, 2010, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was equal to that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The Fund's Distributor is currently waiving the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue such waiver when it deems that such action is appropriate.

Market Conditions

The six-month period ended April 30, 2010 was marked by turbulence in European equity markets. The rally that began in March of 2009 sustained through year end amid positive macro economic data reports. However, in early 2010, sovereign debt concerns in Greece, Ireland, Spain and Portugal roiled European and global markets alike. Investors and policy makers had to consider the implications on the still-fragile global economy of a potential default as well as a weakening Euro scenario. With initial progress toward a policy response by the European Union and improving economic data in the U.S., market volatility moderated somewhat toward the end of the period. Nonetheless, the debt problems of the peripheral European countries remained a significant issue overhanging European equity markets.

Performance Analysis

All share classes of Morgan Stanley European Equity Fund Inc. underperformed the Morgan Stanley Capital International (MSCI) Europe Index (the "Index") and the Lipper European Region Funds Index for the six months ended April 30, 2010, assuming no deduction of applicable sales charges.

On a country basis, the primary detractors from relative performance were stock selection in the U.K. and the Netherlands, stock selection in Greece and an overweight allocation there, and an underweight allocation to Denmark. The portfolio's lagging performance was partially offset, however, by positive relative results from stock selection in Sweden, Belgium and France, along with stock selection and an overweight allocation in Germany. Additionally, underweight allocations to both Italy and Spain were relative contributors to the Fund's overall performance.

On a sector level, stock selection in banks, pharmaceuticals and energy dampened relative performance, as did an underweight allocation to the consumer durables sector. Banks are still in the eye of the storm — facing pressure from regulators and, in some European countries, suffering from top-down macro concerns about their respective domestic economies. The portfolio is exposed to a Greek bank through a very small position. We believe that this bank is still attractive over the long term, despite suffering from high volatility in the short term. In our view, the stock's current valuations are not justified, and on a fundamental basis we believe the stock remains a good long-term opportunity. Additionally, the portfolio had exposure to a hedge fund company, a position which was sold in the first quarter 2010. The business case for holding the stock had deteriorated, in our opinion, as the company derives 70 percent of its revenue from a single quantitative hedge fund. We believed the company's lack of earnings visibility and its revenue concentration in one product were beyond the portfolio's acceptable risk parameters.

However, the portfolio benefited from other sector positions. Positive relative contributors included stock selection in automobiles and components. Here, the portfolio was heavily exposed to a Swedish producer of car airbags and seatbelts. The company has been gaining significant market share in the U.S. and the emerging markets, following the acquisition of one of its main U.S. competitors. Furthermore, the company recently announced record revenues and does not expect any significant slowdown in demand for the second half of 2010. Additionally, stock selection in insurance, stock selection and an overweight allocation in capital goods, and an overweight allocation to health care were positive for overall performance.

In the past six months, we reduced the portfolio's exposure to major oil companies, investing in what we believe are more attractive oil and drilling companies with exposure to promising fields in West Africa and Brazil. We also added a Finnish elevator company due to its stable earnings, improving margins and top line growth. In contrast, we reduced the Fund's weight in financials, selling a hedge fund company and a Swiss private banking company. We also decreased the portfolio's weight in telecommunications, selling a Spanish telecom operator due to concerns about increasing competition in the domestic market and poor results from Latin America.

The outlook for the European economy has improved, and global economic data, including that of Europe, is rebounding from its lows and remains supportive, in our view. We expect that the European economy should be a major beneficiary of a global recovery, with its high exposure to emerging markets and exports boosted by a weak currency. We see recent weakness in the market as an opportunity to selectively add stocks to the portfolio, as European valuations are cheap compared to historical levels. Current equity valuations are now pricing a low growth scenario for Europe, which we believe seems to be the most likely scenario for the next few years. Nevertheless, we believe that European equities are well positioned to surprise to the upside for 2010. Our investment approach remains the same. We continue to seek high quality companies with high earnings visibility and predictability, stable and strong cash flow and low levels of debt trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 04/30/10
Nestle SA (Registered Shares)	4.7%
HSBC Holdings PLC	4.2
Royal Dutch Shell PLC (Class A)	3.5
Roche Holding AG	3.4
Vodafone Group PLC	3.4
Anglo American PLC	3.0
Novartis AG (Registered Shares)	2.9
Siemens AG (Registered Shares)	2.9
BG Group PLC	2.7
Barclays PLC	2.7
TOP FIVE COUNTRIES as of 04/30/10
United Kingdom	42.0%
Germany	16.8
Switzerland	12.9
France	10.7
United States	2.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by issuers located in European countries. European countries are defined as countries included in the Morgan Stanley Capital International Europe Index. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50 percent of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The Fund may also invest in emerging market or developing countries. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns—Period Ended April 30, 2010
Symbol	Class A Shares* (since 07/28/97) EUGAX	Class B Shares** (since 06/01/90) EUGBX	Class C Shares† (since 07/28/97) EUGCX	Class I Shares†† (since 07/28/97) EUGDX	Class R Shares# (since 03/31/08) EUGRX	Class W Shares## (since 03/31/08) EUGWX
1 Year	31.36%[3] 24.46 [4]	31.27%[3] 26.27 [4]	30.30%[3] 29.30 [4]	31.65%[3] —	30.98%[3] —	31.07%[3] —
5 Years	1.79 [4]	2.60 [4]	2.12 [4]	—	— —	— —
10 Years	–0.15 [4]	0.18 [4]	–0.36 [4]	—	— —	— —
Since Inception	3.72 [4]	7.32 [4]	3.38 [4]	—	—	—
Gross Expense Ratio	1.53	1.52	2.28	1.28	1.78	1.63

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, Class I, Class R, and Class W shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund's fiscal year end as outlined in the Fund's current prospectus.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Share Class Arrangements" of the Prospectus for more information.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

#  Class R has no sales charge.

##  Class W has no sales charge.

(1)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper European Region Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper European Region Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper European Region Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 11/01/09 – 04/30/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	11/01/09	04/30/10	11/01/09 – 04/30/10
Class A
Actual (–0.49% return)	$1,000.00	$995.10	$7.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.36	$7.50
Class B
Actual (–0.49% return)	$1,000.00	$995.10	$7.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.41	$7.45
Class C
Actual (–0.90% return)	$1,000.00	$991.00	$11.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.64	$11.23
Class I
Actual (–0.38% return)	$1,000.00	$996.20	$6.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26
Class R
Actual (–0.66% return)	$1,000.00	$993.40	$8.65
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.12	$8.75
Class W
Actual (–0.57% return)	$1,000.00	$994.30	$7.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.86	$8.00

  @  Expenses are equal to the Fund's annualized expense ratios of 1.50%, 1.49%, 2.25%, 1.25%, 1.75%, and 1.60% for Class A, Class B, Class C, Class I, Class R, and Class W shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended April 30, 2010, the total operating expense ratio for Class B shares was lower and as a result, the performance of Class B shares was equal to that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.
The Fund's Distributor is currently waiving the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue such waiver when it deems that such action is appropriate.

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  April 30, 2010 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.2%)
	Belgium (a)(1.9%)
	Chemicals
131,525	Umicore (b)(c)	$4,783,214
	Finland (a)(1.5%)
	Machinery
87,617	Kone Oyj (Class B)	3,870,715
	France (a)(10.7%)
	Commercial Banks
96,053	BNP Paribas	6,601,839
92,726	Societe Generale (c)	4,933,614
		11,535,453
	Electrical Equipment
52,480	Schneider Electric SA (c)	5,994,908
	Hotels, Restaurants & Leisure
77,197	Accor SA	4,411,506
	Multi-Utilities
136,455	GDF Suez (c)	4,862,112
	Total France	26,803,979
	Germany (a)(15.2%)
	Automobiles
115,097	Daimler AG (b)(c)	5,939,199
	Diversified Telecommunication Services
312,231	Deutsche Telecom AG (Registered Shares)	4,059,985
	Industrial Conglomerates
72,310	Siemens AG (Registered Shares)	7,148,770
	Insurance
45,215	Allianz SE (Registered Shares) (b)(c)	5,190,765
30,240	Muenchener Rueckversicherungs AG (Registered Shares) (c)	4,273,627
		9,464,392

NUMBER OF SHARES		VALUE
	Machinery
56,852	MAN SE (c)	$5,383,193
	Pharmaceuticals
95,423	Bayer AG (c)	6,105,190
	Total Germany	38,100,729
	Greece (a)(1.1%)
	Commercial Banks
166,690	National Bank of Greece SA (b)	2,730,005
	Italy (a)(2.4%)
	Oil, Gas & Consumable Fuels
267,762	Eni SpA	6,002,542
	Luxembourg (a)(2.2%)
	Metals & Mining
142,820	ArcelorMittal (c)	5,626,271
	Netherlands (a)(1.8%)
	Diversified Telecommunication Services
304,754	Koninklijke KPN N.V.	4,556,495
	Portugal (a)(1.2%)
	Oil, Gas & Consumable Fuels
181,469	Galp Energia SGPS SA (Class B)	2,893,307
	Spain (a)(1.9%)
	Commercial Banks
365,018	Banco Bilbao Vizcaya Argentaria SA	4,779,567
	Switzerland (a)(12.9%)
	Food Products
239,244	Nestle SA (Registered Shares)	11,676,182
	Insurance
22,048	Zurich Financial Services AG	4,915,709

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  April 30, 2010 (unaudited) continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals
141,163	Novartis AG (Registered Shares)	$7,202,308
54,566	Roche Holding AG	8,617,776
		15,820,084
	Total Switzerland	32,411,975
	United Kingdom (a)(42.0%)
	Aerospace & Defense
484,778	Rolls-Royce Group PLC (b)	4,281,235
	Commercial Banks
1,331,967	Barclays PLC	6,819,723
1,026,419	HSBC Holdings PLC	10,456,589
		17,276,312
	Diversified Telecommunication Services
1,430,504	TalkTalk Telecom Group PLC (b)(c)(d)	2,779,718
	Food & Staples Retailing
790,341	Tesco PLC	5,257,460
965,114	WM Morrison Supermarkets PLC	4,271,890
		9,529,350
	Health Care Equipment & Supplies
271,680	SSL International PLC	3,565,803
	Insurance
460,824	Prudential PLC	4,081,303
	Media
477,612	Reed Elsevier PLC	3,761,787
	Metals & Mining
172,808	Anglo American PLC (b)	7,401,205
	Oil, Gas & Consumable Fuels
410,413	BG Group PLC	6,890,698
281,249	Royal Dutch Shell PLC (Class A)	8,799,840
237,694	Tullow Oil PLC	4,111,672
		19,802,210

NUMBER OF SHARES		VALUE
	Pharmaceuticals
366,362	GlaxoSmithKline PLC	$6,785,016
	Specialty Retail
574,246	Carphone Warehouse Group PLC (b)(c)	1,683,460
7,677,206	DSG International PLC (b)	3,880,890
		5,564,350
	Tobacco
201,882	British American Tobacco PLC	6,340,754
193,314	Imperial Tobacco Group PLC	5,518,124
		11,858,878
	Wireless Telecommunication Services
3,814,562	Vodafone Group PLC	8,479,834
	Total United Kingdom	105,167,001
	United States (a)(2.4%)
	Auto Components
108,588	Autoliv, Inc. (SDR) (b)(c)	6,051,175
	Total Common Stocks (Cost $224,618,857)	243,776,975
	Preferred Stock (1.6%)
	Germany (a)
	Health Care Equipment & Supplies
57,018	Fresenius SE (Cost $4,496,333) (c)	4,126,044

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  April 30, 2010 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (17.8%)
	Securities Held as Collateral on Loaned Securities (17.5%)
	Repurchase Agreements (4.0%)
$1,207	Bank of America Securities LLC (0.20%, dated 04/30/10, due 05/03/10; proceeds $1,207,143; fully collateralized by a U.S. Government Agency security at the date of this Portfolio of Investments as follows: Federal National Mortgage Association 5.50% due 11/01/38; valued at $1,231,265)	$1,207,123
8,803	Barclays Capital
(0.46%, dated 04/30/10,
due 05/03/10; proceeds
$8,802,885; fully collateralized
by common stocks at the date
of this Portfolio of Investments
as follows: 1-800-FLOWERS.COM,
Inc., Acme Packet, Inc.,
Argon ST, Inc., Atheros
Communications, Cardiome
Pharma Corp., Career
Education Corp., Casual
Male Retail Group, Inc.,
Century Aluminum Co.,
Cheesecake Factory (The),
Inc., Deckers Outdoor Corp.,
DryShips, Inc., Dyax Corp.,
ENGlobal Corp., First Niagara
Financial Group, Inc.,
Gen-Probe, Inc., GigaMedia
Ltd., HealthTronics, Inc.,
Hudson City Bancor, Inc.,
IAC/InterActiveCorp,
Interactive Brokers Group,
Inc., InterMune, Inc., Ista
	Pharmaceuticals, Inc.,

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
Lamar Advertising Co.,
Landstar System, Inc., Limelight
Networks, Inc., Lincare
Holdings, Inc., Lincoln Electric
Holdings, Inc., Lufkin Industries,
Inc., Mattson Technology, Inc.,
Pantry (The), Inc., P.F. Chang's
China Bistro, Inc., PMC-Sierra,
Inc., People's United Financial,
Inc., Quality Systems, Inc.,
Regeneron Pharmaceuticals,
Inc., Royal Gold, Inc., Savient
Pharmaceuticals, Inc., Select
Comfort Corp., Sierra Wireless,
Inc., Smith & Wesson Holding
Corp., Sohu.com, Inc., Steel
Dynamics, Inc., SunPower,
Corp., Synta Pharmaceuticals
Corp., Tellabs, Inc.,
Westamerica Bancorp.,
Youbet.com, Inc., Yucheng
Technologies Ltd.;
	valued at $9,242,676)	$8,802,547
	Total Repurchase Agreements (Cost $10,009,670)	10,009,670
NUMBER OF SHARES (000)
	Investment Company (13.5%)
33,748	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $33,747,793)	33,747,793
	Total Securities Held as Collateral on Loaned Securities (Cost $43,757,463)	43,757,463

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  April 30, 2010 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (0.3%)
660	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $659,948)	$659,948
	Total Short-Term Investments (Cost $44,417,411)	44,417,411
Total Investments (Cost $273,532,601) (e)	116.6%	292,320,430
Liabilities in Excess of Other Assets	(16.6)	(41,629,700)
Net Assets	100.0%	$250,690,730

  SDR  Swedish Depositary Receipt.

  (a)  Securities with a total market value equal to $245,123,301 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (b)  Non-income producing security.

  (c)  All or a portion of this security was on loan at April 30, 2010.

  (d)  Security noted was not fair valued in accordance with (a) above.

  (e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $41,446,234 and the aggregate gross unrealized depreciation is $22,658,405 resulting in net unrealized appreciation of $18,787,829.

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Commercial Banks	$36,321,337	14.6%
Pharmaceuticals	28,710,290	11.6
Oil, Gas & Consumable Fuels	28,698,059	11.6
Insurance	18,461,404	7.4
Metals & Mining	13,027,476	5.2
Tobacco	11,858,878	4.8
Food Products	11,676,182	4.7
Diversified Telecommunication Services	11,396,198	4.6
Food & Staples Retailing	9,529,350	3.8
Machinery	9,253,908	3.7
Wireless Telecommunication Services	8,479,834	3.4
Health Care Equipment & Supplies	7,691,847	3.1
Industrial Conglomerates	7,148,770	2.9
Auto Components	6,051,175	2.4
Electrical Equipment	5,994,908	2.4
Automobiles	5,939,199	2.4
Specialty Retail	5,564,350	2.2
Multi-Utilities	4,862,112	2.0
Chemicals	4,783,214	1.9
Hotels, Restaurants & Leisure	4,411,506	1.8
Aerospace & Defense	4,281,235	1.7
Media	3,761,787	1.5
Investment Company	659,948	0.3
	$248,562,967+	100.0%

  +  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements

Statement of Assets and Liabilities

April 30, 2010 (unaudited)

Assets:
Investments in securities, at value (cost $239,124,860) (including $41,433,482 for securities loaned)	$257,912,689
Investment in affiliate, at value (cost $34,407,741)	34,407,741
Cash (including foreign currency valued at $1,172,840 with a cost of $1,170,679)	1,172,840
Receivable for:
Dividends	896,767
Foreign withholding taxes reclaimed	628,407
Capital stock sold	6,352
Dividends from affiliate	201
Receivable from Distributor	315,360
Prepaid expenses and other assets	46,883
Total Assets	295,387,240
Liabilities:
Collateral on securities loaned, at value	43,757,463
Payable for:
Capital stock redeemed	329,113
Distribution fee	208,964
Investment advisory fee	188,110
Transfer agent fee	45,482
Administration fee	17,334
Accrued expenses and other payables	150,044
Total Liabilities	44,696,510
Net Assets	$250,690,730
Composition of Net Assets:
Paid-in-capital	$291,149,044
Net unrealized appreciation	18,806,995
Accumulated undistributed net investment income	2,089,685
Accumulated net realized loss	(61,354,994)
Net Assets	$250,690,730
Class A Shares:
Net Assets	$10,571,892
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	729,709
Net Asset Value Per Share	$14.49
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$15.29
Class B Shares:
Net Assets	$234,388,356
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	16,906,627
Net Asset Value Per Share	$13.86
Class C Shares:
Net Assets	$4,772,921
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	343,849
Net Asset Value Per Share	$13.88
Class I Shares:
Net Assets	$800,203
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	53,373
Net Asset Value Per Share	$14.99
Class R Shares
Net Assets	$76,885
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	5,331
Net Asset Value Per Share	$14.42
Class W Shares
Net Assets	$80,473
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	5,579
Net Asset Value Per Share	$14.42

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements

Statement of Operations

For the six months ended April 30, 2010 (unaudited)

Net Investment Income: Income
Dividends (net of $455,054 foreign withholding tax)	$4,144,884
Income from securities loaned - net	54,158
Dividends from affiliate	2,533
Interest	72
Total Income	4,201,647
Expenses
Investment advisory fee	1,185,308
Distribution fee (Class A shares)	14,668
Distribution fee (Class B shares)	311,645
Distribution fee (Class C shares)	27,179
Distribution fee (Class R shares)	196
Distribution fee (Class W shares)	151
Transfer agent fees and expenses	215,839
Administration fee	108,994
Shareholder reports and notices	58,698
Professional fees	41,715
Registration fees	33,880
Custodian fees	29,252
Directors' fees and expenses	14,372
Other	19,932
Total Expenses	2,061,829
Less: plan of distribution fee rebate (Class B shares)	(6,554)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,182)
Net Expenses	2,053,093
Net Investment Income	2,148,554
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(8,108,120)
Forward foreign currency contracts	193,215
Foreign currency translation	(384,808)
Net Realized Loss	(8,299,713)
Change in Unrealized Appreciation/Depreciation on:
Investments	5,025,909
Forward foreign currency contracts	2,247
Foreign currency translation	(69,183)
Net Change in Unrealized Appreciation/Depreciation	4,958,973
Net Loss	(3,340,740)
Net Decrease	$(1,192,186)

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED APRIL 30, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$2,148,554	$5,707,906
Net realized loss	(8,299,713)	(50,670,787)
Net change in unrealized appreciation/depreciation	4,958,973	91,804,988
Net Increase (Decrease)	(1,192,186)	46,842,107
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(244,174)	(351,476)
Class B shares	(5,506,891)	(7,656,902)
Class C shares	(80,121)	(83,073)
Class I shares	(19,813)	(35,523)
Class R shares	(1,463)	(1,824)
Class W shares	(1,871)	(1,905)
Net realized gain
Class A shares	—	(686,086)
Class B shares	—	(14,701,069)
Class C shares	—	(333,024)
Class I shares	—	(59,490)
Class R shares	—	(3,507)
Class W shares	—	(3,507)
Total Dividends and Distributions	(5,854,333)	(23,917,386)
Net decrease from capital stock transactions	(24,066,341)	(33,357,920)
Net Decrease	(31,112,860)	(10,433,199)
Net Assets:
Beginning of period	281,803,590	292,236,789
End of Period (Including accumulated undistributed net investment income of $2,089,685 and $5,795,464, respectively)	$250,690,730	$281,803,590

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley European Equity Fund Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the capital appreciation of its investments. The Fund was incorporated in Maryland on February 13, 1990 and commenced operations on June 1, 1990. On July 28, 1997, the Fund converted to a multiple class share structure and on March 31, 2008, commenced offering of Class R and Class W shares.

The Fund offers Class A shares, Class B shares, Class C shares, Class I shares, Class R shares and Class W shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares, Class R shares, and Class W shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class C shares, Class R shares and Class W shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, Class I shares, Class R shares and Class W shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

supervision of the Fund's Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Directors of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at April 30, 2010 were $41,433,482 and $43,757,463 respectively. The Fund received cash collateral which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

F. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended October 31, 2009 remains subject to examination by taxing authorities.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

2. Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in  determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

The following is the summary of the inputs used as of April 30, 2010 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT APRIL 30, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Common Stocks
Aerospace & Defense	$4,281,235	—	$4,281,235	—
Auto Components	6,051,175	—	6,051,175	—
Automobiles	5,939,199	—	5,939,199	—
Chemicals	4,783,214	—	4,783,214	—
Commercial Banks	36,321,337	—	36,321,337	—
Diversified Telecommunication Services	11,396,198	$2,779,718	8,616,480	—
Electrical Equipment	5,994,908	—	5,994,908	—
Food & Staples Retailing	9,529,350	—	9,529,350	—
Food Products	11,676,182	—	11,676,182	—
Health Care Equipment & Supplies	3,565,803	—	3,565,803	—
Hotels, Restaurants & Leisure	4,411,506	—	4,411,506	—
Industrial Conglomerates	7,148,770	—	7,148,770	—
Insurance	18,461,404	—	18,461,404	—
Machinery	9,253,908	—	9,253,908	—
Media	3,761,787	—	3,761,787	—
Metals & Mining	13,027,476	—	13,027,476	—
Multi-Utilities	4,862,112	—	4,862,112	—
Oil, Gas & Consumable Fuels	28,698,059	—	28,698,059	—
Pharmaceuticals	28,710,290	—	28,710,290	—
Specialty Retail	5,564,350	—	5,564,350	—
Tobacco	11,858,878	—	11,858,878	—
Wireless Telecommunication Services	8,479,834	—	8,479,834	—
Total Common Stocks	$243,776,975	$2,779,718	$240,997,257	—
Preferred Stock	4,126,044	—	4,126,044	—
Short-Term Investments
Repurchase Agreements	10,009,670	—	10,009,670	—
Investment Company	34,407,741	34,407,741	—	—
Total Short-Term Investments	44,417,411	34,407,741	10,009,670	—
Total	$292,320,430	$37,187,459	$255,132,971	—

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Forward Foreign Currency Contracts The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the six months ended April 30, 2010, the value of forward foreign currency contracts opened and closed were $20,201,042 and $48,841,797, respectively.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended April 30, 2010.

AMOUNT OF REALIZED GAIN ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FORWARD FOREIGN CURRENCY
Foreign Currency Risk	$193,215

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FORWARD FOREIGN CURRENCY
Foreign Currency Risk	$2,247

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets exceeding $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser and Sub-Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Directors. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares. (iv) Class R — up to 0.50% of the average daily net assets of Class R shares; and (v) Class W — up to 0.35% of the average daily net assets of Class W shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses at April 30, 2010.

The Fund's Distributor is currently waiving the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue such waiver when it deems that such action is appropriate.

For the six months ended April 30, 2010, the distribution fee was accrued for Class B at an annual rate of 0.24%.

At April 30, 2010, included in the Statement of Assets and Liabilities, is a receivable from the Fund's Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is what is referred to as a "reimbursement plan", the Distributor reimburses to the Fund any 12b-1 fees collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of April 30, 2010.

In the case of Class A, Class C, Class R and Class W shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 1.0%, 0.50% or 0.35% of the average daily net assets of Class A, Class C, Class R or Class W shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended April 30, 2010, the distribution fee was accrued for Class A, Class C, Class R and Class W shares at the annual rate of 0.25%, 1.0%, 0.50% and 0.35% respectively.

The Distributor has informed the Fund that for the six months ended April 30, 2010, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $79, $7,705 and $80, respectively and received $421 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class. For the six months ended April 30, 2010, advisory fees paid were reduced by $2,182 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $2,533 for the six months ended April 30, 2010. During the six months ended April 30, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class aggregated $30,319,525 and $33,898,651, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2010 aggregated $31,520,745 and $58,455,894, respectively.

For the six months ended April 30, 2010, the Fund incurred brokerage commissions of $1,522 and $5,384 with Morgan Stanley & Co., Inc. and Citigroup, Inc., respectively, both affiliates of the Investment Adviser, Sub-Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2010, included in "directors' fees and expenses" in the Statement of Operations amounted to $10,448. At April 30, 2010, the Fund had an accrued pension liability of $65,211, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At April 30, 2010, investments in securities of issuers in the United Kingdom and Germany represented 42.0% and 16.8%, respectively of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

At April 30, 2010, the Fund's cash balance consisted principally of interest bearing deposits with State Street, the Fund's custodian.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2009, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and foreign tax credit pass-through.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

9. Capital Stock

Transactions in capital stock were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	18,070	$298,620	65,521	$812,694
Reinvestment of dividends and distributions	15,310	233,165	85,672	1,005,794
Redeemed	(138,828)	(2,075,566)	(315,505)	(3,747,529)
Net decrease — Class A	(105,448)	(1,543,781)	(164,312)	(1,929,041)
CLASS B SHARES
Sold	25,876	845,050	62,225	763,135
Reinvestment of dividends and distributions	367,573	5,359,220	1,949,630	21,933,337
Redeemed	(1,935,828)	(27,581,508)	(4,620,023)	(53,082,255)
Net decrease — Class B	(1,542,379)	(21,377,238)	(2,608,168)	(30,385,783)
CLASS C SHARES
Sold	3,964	66,533	7,015	85,692
Reinvestment of dividends and distributions	5,318	77,810	36,396	411,274
Redeemed	(72,724)	(1,039,368)	(120,832)	(1,405,149)
Net decrease — Class C	(63,442)	(895,025)	(77,421)	(908,183)
CLASS I SHARES
Sold	4,015	65,157	7,979	100,346
Reinvestment of dividends and distributions	—	—	6,746	81,831
Redeemed	(20,212)	(320,859)	(27,218)	(329,733)
Net decrease — Class I	(16,197)	(255,702)	(12,493)	(147,556)
CLASS R SHARES
Sold	47	863	142	1,900
Reinvestment of dividends and distributions	—	—	456	5,331
Redeemed	(112)	(1,644)	—	—
Net increase (decrease) — Class R	(65)	(781)	598	7,231
CLASS W SHARES
Sold	975	15,446	—	—
Reinvestment of dividends and distributions	—	—	463	5,412
Redeemed	(657)	(9,260)	—	—
Net increase — Class W	318	6,186	463	5,412
Net decrease in Fund	(1,727,213)	$(24,066,341)	(2,861,333)	$(33,357,920)

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  April 30, 2010 (unaudited) continued

10. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Fund's financial statements, if any, is currently being assessed.

Morgan Stanley European Equity Fund Inc.

Financial Highlights

	FOR THE SIX		FOR THE YEAR ENDED OCTOBER 31,
	MONTHS ENDED
	APRIL 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.85		$13.40		$26.77		$21.60		$17.01	$14.99
Income (loss) from investment operations:
Net investment income(1)	0.12		0.28		0.44		0.25		0.21	0.19
Net realized and unrealized gain (loss)	(0.18)		2.27		(11.17)		5.17		4.65	1.94
Total income (loss) from investment operations	(0.06)		2.55		(10.73)		5.42		4.86	2.13
Less dividends and distributions from:
Net investment income	(0.30)		(0.37)		(0.31)		(0.25)		(0.27)	(0.11)
Net realized gain	–		(0.73)		(2.33)		–		–	–
Total dividends and distributions	(0.30)		(1.10)		(2.64)		(0.25)		(0.27)	(0.11)
Net asset value, end of period	$14.49		$14.85		$13.40		$26.77		$21.60	$17.01
Total Return(2)	(0.49	)%(6)	21.25%		(44.22)%		25.29%		28.91%	14.25%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.50	%(4)(7)	1.53	%(4)	1.42	%(4)	1.40	%(4)	1.47%	1.47%
Net investment income	1.58	%(4)(7)	2.25	%(4)	2.13	%(4)	1.30	%(4)	1.08%	1.16%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$10,572		$12,400		$13,392		$33,170		$445,453	$407,446
Portfolio turnover rate	12	%(6)	27%		18%		39%		68%	64%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED OCTOBER 31,
	MONTHS ENDED
	APRIL 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.22		$12.89		$25.89		$20.91		$16.44	$14.50
Income (loss) from investment operations:
Net investment income(1)	0.11		0.27		0.43		0.35		0.22	0.21
Net realized and unrealized gain (loss)	(0.16)		2.17		(10.76)		4.89		4.49	1.87
Total income (loss) from investment operations	(0.05)		2.44		(10.33)		5.24		4.71	2.08
Less dividends and distributions from:
Net investment income	(0.31)		(0.38)		(0.34)		(0.26)		(0.24)	(0.14)
Net realized gain	–		(0.73)		(2.33)		–		–	–
Total dividends and distributions	(0.31)		(1.11)		(2.67)		(0.26)		(0.24)	(0.14)
Net asset value, end of period	$13.86		$14.22		$12.89		$25.89		$20.91	$16.44
Total Return(2)	(0.49	)%(7)	21.22%		(44.22)%		25.31%		28.99%	14.40%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.49	%(4)(5)(8)	1.52	%(4)	1.42	%(4)	1.39	%(4)	1.37%	1.34%
Net investment income	1.59	%(4)(5)(8)	2.26	%(4)	2.15	%(4)	1.31	%(4)	1.18%	1.29%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	–	–
Supplemental Data:
Net assets, end of period, in millions	$234		$262		$271		$601		$156	$188
Portfolio turnover rate	12	%(7)	27%		18%		39%		68%	64%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
April 30, 2010	1.50%	1.58%

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED OCTOBER 31,
	MONTHS ENDED
	APRIL 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.19		$12.75		$25.62		$20.69		$16.27	$14.35
Income (loss) from investment operations:
Net investment income(1)	0.06		0.18		0.28		0.12		0.06	0.07
Net realized and unrealized gain (loss)	(0.17)		2.17		(10.67)		4.90		4.45	1.85
Total income (loss) from investment operations	(0.11)		2.35		(10.39)		5.02		4.51	1.92
Less dividends and distributions from:
Net investment income	(0.20)		(0.18)		(0.15)		(0.09)		(0.09)	–
Net realized gain	–		(0.73)		(2.33)		–		–	–
Total dividends and distributions	(0.20)		(0.91)		(2.48)		(0.09)		(0.09)
Net asset value, end of period	$13.88		$14.19		$12.75		$25.62		$20.69	$16.27
Total Return(2)	(0.90	)%(6)	20.37%		(44.65)%		24.36%		27.85%	13.38%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.25	%(4)(7)	2.28	%(4)	2.17	%(4)	2.16	%(4)	2.22%	2.21%
Net investment income	0.83	%(4)(7)	1.50	%(4)	1.41	%(4)	0.54	%(4)	0.33%	0.42%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$4,773		$5,781		$6,180		$15,316		$14,008	$13,870
Portfolio turnover rate	12	%(6)	27%		18%		39%		68%	64%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED OCTOBER 31,
	MONTHS ENDED
	APRIL 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.37		$13.86		$27.63		$22.29		$17.53	$15.45
Income (loss) from investment operations:
Net investment income(1)	0.14		0.31		0.54		0.39		0.26	0.24
Net realized and unrealized gain (loss)	(0.18)		2.37		(11.58)		5.25		4.79	1.99
Total income (loss) from investment operations	(0.04)		2.68		(11.04)		5.64		5.05	2.23
Less dividends and distributions from:
Net investment income	(0.34)		(0.44)		(0.40)		(0.30)		(0.29)	(0.15)
Net realized gain	–		(0.73)		(2.33)		–		–	–
Total dividends and distributions	(0.34)		(1.17)		(2.73)		(0.30)		(0.29)	(0.15)
Net asset value, end of period	$14.99		$15.37		$13.86		$27.63		$22.29	$17.53
Total Return(2)	(0.38	)%(6)	21.57%		(44.09)%		25.55%		29.19%	14.50%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.25	%(4)(7)	1.28	%(4)	1.18	%(4)	1.16	%(4)	1.22%	1.22%
Net investment income	1.83	%(4)(7)	2.50	%(4)	2.47	%(4)	1.54	%(4)	1.33%	1.41%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$800		$1,069		$1,138		$4,773		$5,149	$5,225
Portfolio turnover rate	12	%(6)	27%		18%		39%		68%	64%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009		FOR THE PERIOD MARCH 31, 2008@@@ THROUGH OCTOBER 31, 2008
	(unaudited)
Class R Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.77		$13.38		$20.84
Income (loss) from investment operations:
Net investment income(1)	0.10		0.24		0.34
Net realized and unrealized gain (loss)	(0.17)		2.26		(7.80)
Total income (loss) from investment operations	(0.07)		2.50		(7.46)
Less dividends and distributions from:
Net investment income	(0.28)		(0.38)		–
Net realized gain	–		(0.73)		–
Total dividends and distributions	(0.28)		(1.11)
Net asset value, end of period	$14.42		$14.77		$13.38
Total Return(2)	(0.66	)%(6)	20.94%		(35.80	)%(6)
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.75	%(4)(7)	1.78	%(4)	1.70	%(4)(7)
Net investment income	1.33	%(4)(7)	2.00	%(4)	3.01	%(4)(7)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)(7)
Supplemental Data:
Net assets, end of period, in thousands	$77		$80		$64
Portfolio turnover rate	12	%(6)	27%		18%

  @@@  The date shares were first issued.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009		FOR THE PERIOD MARCH 31, 2008@@@ THROUGH OCTOBER 31, 2008
	(unaudited)
Class W Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.79		$13.39		$20.84
Income (loss) from investment operations:
Net investment income(1)	0.11		0.26		0.36
Net realized and unrealized gain (loss)	(0.18)		2.27		(7.81)
Total income (loss) from investment operations	(0.07)		2.53		(7.45)
Less dividends and distributions from:
Net investment income	(0.30)		(0.40)		–
Net realized gain	–		(0.73)		–
Total dividends and distributions	(0.30)		(1.13)
Net asset value, end of period	$14.42		$14.79		$13.39
Total Return(2)	(0.57	)%(6)	21.09%		(35.75	)%(6)
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.60	%(4)(7)	1.63	%(4)	1.55	%(4)(7)
Net investment income	1.48	%(4)(7)	2.15	%(4)	3.15	%(4)(7)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)(7)
Supplemental Data:
Net assets, end of period, in thousands	$80		$78		$64
Portfolio turnover rate	12	%(6)	27%		18%

  @@@  The date shares were first issued.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information

Morgan Stanley European Equity Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

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Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2010 Morgan Stanley

EUGSAN
IU10-02488P-Y04/10

INVESTMENT MANAGEMENT

Morgan Stanley
European Equity Fund Inc.

Semiannual Report

April 30, 2010

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley European Equity Fund

/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 22, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 22, 2010